CAVANAL HILL FUNDS

Supplement dated August 10, 2017

to the

Multi Cap Equity Income Fund Prospectus

dated December 30, 2016

On July 28, 2017, the Board of Trustees (the “Board”) of Cavanal Hill Funds approved a plan to liquidate and terminate the Cavanal Hill Multi Cap Equity Income Fund (the “Fund”), upon the recommendation of Cavanal Hill Investment Management. Inc., the Fund’s investment adviser. The Board also approved a change in the Fund’s tax year-end date from August 31 to July 31.

The Fund will distribute cash or in-kind pro rata to all shareholders who have not previously redeemed or exchanged all of their shares on or about October 10, 2017 (the “Liquidation Date”). These distributions may be taxable events. Once the distribution is complete, the Fund will terminate. Additionally, in anticipation of the Liquidation Date, the Fund will be closed to new shareholders as of the date of this Supplement.

Shareholders may exchange shares of the Fund at net asset value at any time prior to the Liquidation Date for shares of the same class of any other fund in the Cavanal Hill Funds family without incurring any additional charges. Shareholders may also redeem shares of the Fund at any time prior to the Liquidation Date. No sales charges (including no CDSC), redemption or termination fees will be imposed in connection with such exchanges and redemptions.

In general, exchanges and redemptions are taxable events for shareholders. If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences. For more information, please contact us at 1-800-762-7085.

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SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE
PROSPECTUS FOR FUTURE REFERENCE.